UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 4, 2011

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 N. Franklin Street, Tampa, Florida		33602
(address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As contemplated in the Corporation’s 2011 proxy statement (the “Proxy Statement”), the 5% or 20% portion of each executive officer’s 2010 annual incentive award that is based on the Corporation’s annual earnings per share growth and return on equity relative to that of other companies in the industry was determined on May 4, 2011. As described on page 19 of the Proxy Statement, the achievement level of this portion of the annual incentive award is dependent on the Corporation’s ranking within the list of peer companies described in the Proxy Statement for these metrics, with earnings per share growth given twice the weight of return on equity. If the Corporation’s performance is below the median, there is no payout for that element of the goal. If the Corporation’s performance ranks in the top quarter of those companies for both elements, the goal is paid out at 150%, and if the Corporation is above the median but below the top quarter, pay out is prorated linearly between 0% and 150%, based on where the Corporation ranks on the list for each element. The Corporation was in the top quartile of the peer group companies for both return on equity and earnings per share growth, which resulted in the approval pursuant to the terms of the Annual Incentive Plan of a payout of 150% for this goal.

Below is the Summary Compensation Table included in the Proxy Statement, which has been amended and restated to reflect the payment of the portion of the annual incentive described above, which changed the values shown under the “Non-Equity Incentive Plan Compensation” and “Total” columns for 2010.

Name and Principal Position	Year	Salary ($)	Stock Awards[1] ($)	Non-Equity Incentive Plan Compensation [2] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [3] ($)	All Other Compensation [4] ($)		Total ($)
Sherrill W. Hudson	2010	684,333	1,685,006	708,560	23,945	52,488	[6]	3,154,332
Executive Chairman of the Board [5]	2009 2008	826,189 826,189	1,420,772 1,830,981	737,199 574,928	23,467 24,195	120,713 122,869		3,128,340 3,379,162

John B. Ramil [7]	2010	639,615	1,123,330	638,426	520,206	8,736		2,930,313
President and Chief Executive Officer	2009 2008	534,000 534,000	667,014 1,007,084	417,856 325,150	624,313 330,199	7,662 7,212		2,250,845 2,203,645

Gordon L. Gillette	2010	465,000	593,199	412,404	335,925	8,736		1,815,264
President, Tampa Electric Company	2009 2008	455,500 455,500	454,321 597,666	319,324 237,730	375,012 256,087	7,662 7,212		1,611,819 1,554,195

Sandra W. Callahan	2010	350,000	505,409	244,048	606,161	8,736		1,714,354
Senior Vice President – Finance and Accounting and Chief Financial Officer	2009	262,633	103,774	159,706	271,143	7,662		804,918

Charles A. Attal	2010	315,000	412,512	194,950	218,608	8,736		1,149,806
Senior Vice President, General Counsel and Chief Legal Officer

Clinton E. Childress	2010	325,000	412,512	183,950	213,000	8,736		1,143,198
Senior Vice President, Corporate Services and Chief Human Resources Officer	2009	313,000	305,113	152,873	361,594	7,662		1,140,242

(1)	The amounts reported for stock awards reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (formerly referred to as FAS 123R). See Note 9, Common Stock, to the TECO Energy Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of the assumptions made in valuations of stock awards.
(2)	The 2008 annual incentive awards were paid in the form of 50% cash and 50% restricted stock (based on the stock closing price on February 3, 2009 of $12.15).

(3)	This column shows the change in the actuarial present value of the benefits that would be provided under our tax-qualified defined benefit plan and our supplemental retirement plan. This value is calculated based on variables such as average earnings and years of service, and therefore a larger increase in value may be attributable, for example, to an increase in pay, year over year. Other factors affecting the present value include interest rates and the age of the officer. See pages 25-26 for a description of our retirement plans. The change in value attributable to the tax-qualified plan in 2010, 2009, and 2008, respectively, was: $23,945, $23,467 and $24,195 for Mr. Hudson; $99,499, $89,310 and $43,280 for Mr. Ramil; $69,470, $59,025 and $29,201 for Mr. Gillette. The change in value attributable to the tax-qualified plan in 2010 and 2009, respectively, was: $112,541 and $111,555 for Ms. Callahan; $130,336 and $138,935 for Mr. Childress. The change in value attributable to the tax-qualified plan in 2010 for Mr. Attal was $18,760. The balance in each case represents the change in value of the supplemental plan. The company does not maintain a deferred compensation plan for employees.
(4)	The amounts reported in this column for 2010 include, for each named executive officer, $312 in premiums paid by us for supplemental life insurance and $8,424 of employer contributions under the TECO Energy Group Retirement Savings Plan.
(5)	Mr. Hudson was appointed Executive Chairman of the Board on August 4, 2010. Prior to that he served as Chairman of the Board and Chief Executive Officer.
(6)	Includes $35,000 for a housing and travel allowance of $5,000 per month from January to August, in recognition of Mr. Hudson’s retaining his residence in Miami; club membership dues; incremental cost to the company of providing on-site parking; and the items identified in footnote 4, above.
(7)	Mr. Ramil was appointed President and Chief Executive Officer on August 4, 2010. Prior to that he served as President and Chief Operating Officer.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 4, 2011, the Board of Directors of TECO Energy, Inc. approved amendments to Sections 3.3 and 4.4 of the Bylaws, effective immediately. The amendments provide that the Chairman of the Board shall preside at all shareholders’ meetings at which he is present, unless the Board has designated another officer of the Corporation to preside. Prior to the amendment, the Bylaws called for the Chairman of the Board to preside at shareholders’ meetings only if such person was also the Chief Executive Officer.

The foregoing description of the amendments to the bylaws is qualified in its entirety by reference to the complete text of the bylaws, as amended, which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation’s annual meeting of shareholders was held on May 4, 20101, at which shareholders holding 189,278,880, or approximately 88%, of our outstanding shares were present in person or represented by proxy. The following tables detail the voting results:

Election of Directors

Director	For	Against	Abstentions	Broker Non-Votes
DuBose Ausley	116,558,265	24,159,362	849,159	47,712,094
James L. Ferman, Jr.	134,045,964	6,819,613	701,209	47,712,094
Paul L. Whiting	135,651,629	5,122,410	792,747	47,712,094

Proposal to Ratify the Appointment of PricewaterhouseCoopers LLP as Independent Auditors for 2011

For	Against	Abstentions	Broker Non-Votes
185,933,998	2,645,500	699,382	0

Advisory Vote on Executive Compensation (“Say on Pay”)

For	Against	Abstentions	Broker Non-Votes
131,256,103	8,436,505	1,874,178	47,712,094

Advisory Vote on the Frequency of Future Say on Pay Votes

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
123,422,505	2,161,411	14,351,539	1,631,331	47,712,094

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Corporation has decided to hold future advisory Say on Pay votes annually.

Shareholder Proposal Regarding Amendment of the Corporation’s Equal Employment Opportunity Policy

For	Against	Abstentions	Broker Non-Votes
30,947,971	89,456,460	21,162,355	47,712,094

Shareholder Proposal Regarding Declassifying the Board of Directors

For	Against	Abstentions	Broker Non-Votes
93,315,228	46,337,140	1,914,418	47,712,094

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d)	Exhibits

3.1	Bylaws of TECO Energy, Inc., as amended effective May 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2011		TECO ENERGY, INC.
(Registrant)

	By:	/s/ Sandra W. Callahan
Sandra W. Callahan
Senior Vice President-Finance and Accounting
and Chief Financial Officer (Chief Accounting Officer)